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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ___________________



                                   FORM 8-K



                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): JANUARY 20, 1999


                           HALTER MARINE GROUP, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                     1-12159                 72-2656828
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

    13085 INDUSTRIAL SEAWAY ROAD
       GULFPORT, MISSISSIPPI                         39503
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code:  228/896-0029
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ITEM 5.  OTHER EVENTS

     PRESS RELEASE AMENDING EARLIER OUTLOOK FOR THIRD QUARTER FY99 EARNINGS

     On January 19, 1999 the Company issued a press release (the "Press Release") amending an earlier earnings outlook for the third quarter of its current fiscal year. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (c)  Exhibits.
         --------

99.1     Press Release of Registrant dated
         January 19, 1999


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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 1999        HALTER MARINE GROUP, INC.


                              By: /S/ RICK S. REES
                                  -------------------
                                  Rick S. Rees
                                  Executive Vice President and
                                  As a Duly Authorized Officer
                                  and Chief Financial Officer

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